EXHIBIT 10.94

[* * *].  Certain information in this exhibit has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #1
TO
DISTRIBUTOR AGREEMENT (AGREEMENT #002)

This Amendment No. 1 to Distributor Agreement (the ”Amendment”) is entered into effective as of December 17, 2003 by and between UTStarcom, Inc., a Delaware corporation (“UTStarcom”), and MultiData, a Honduras Republic corporation (“Distributor”).

WHEREAS, UTStarcom and Distributor entered into a Distributor Agreement dated as of Octobeer 21, 2003 (the ”Agreement” or from now on also named “Agreement #002”); and

WHEREAS, the parties wish to amend Agreement #002, as set forth herein;

NOW THEREFORE, in consideration of the foregoing and upon the mutual agreement of the parties, Agreement #002 is hereby amended as follows:

1.             Section 2.2 of Agreement #002 shall be revised to read as follows:

2.2                                 UTStarcom reserves the right to change its International Price List from time to time; provided, however, that the same [***] for Distributor shall apply to any revised pricing.  If UTStarcom increases prices on its International Price List, such increase shall apply only to orders received form Distributor after UTStarcom has notified Distributor of such increase.  [***].

2.             Section 15.8 of Agreement #002 shall be revised to read as follows:

15.8                           Neither party may transfer the rights or delegate the duties provided for under the terms of this Agreement without the prior written consent of the other party, which consent UTStarcom may withhold in the exercise of its absolute discretion.  Notwithstanding the foregoing, UTStarcom hereby consents to the assignment by Distributor, within ninety (90) days from the date hereof, of Distributor’s rights and obligations under this Agreement to [***], a commercial entity that has been created by Distributor in order to operate Distributor’s business with the Products ([***]shall hereinafter be referred to as ”Distributor’s Affiliate”).  Distributor’s Affiliate shall be partially owned by Distributor.

3.             All other provisions of Agreement #002 shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been executed as of the dates first above written.

UTSTARCOM, INC.		DISTRIBUTOR

By:	/s/ Rene Mendez	By:	/s/ Jose Rafael Ferrari

Printed Name:	Rene Mendez	Printed Name:	Jose Rafael Ferrari

Title:	VP of Sales CA LA	Title:	President